UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

(Amendment No. )

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2010

XENITH BANKSHARES, INC.

(Exact name of Registrant as specified in charter)

Virginia	000-53380	80-0229922
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

One James Center, 901 E. Cary Street, Suite 1700 Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (804) 433-2200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountants.

(a) Dismissal of Witt Mares, PLC. On April 2, 2010, Xenith Bankshares, Inc. (the “Company”) dismissed Witt Mares, PLC (“Witt Mares”) as its independent accountant, upon the approval of the Audit and Compliance Committee of the Company’s Board of Directors.

The audit reports on the financial statements of the Company as of and for the fiscal years ended December 31, 2009 and 2008 issued by Witt Mares did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2009 and 2008 and the subsequent interim period from January 1, 2010 through April 2, 2010, (1) there were no disagreements between the Company and Witt Mares on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Witt Mares, would have caused Witt Mares to make reference thereto in its report on the Company’s financial statements for such periods, and (2) there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company requested that Witt Mares furnish it a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Witt Mares’ letter, dated April 2, 2010, is attached hereto as Exhibit 16.1.

(b) Engagement of Grant Thornton, LLP. On April 2, 2010, the Audit and Compliance Committee of the Company’s Board of Directors approved the engagement of Grant Thornton LLP (“Grant Thornton”) to audit the Company’s financial statements as of and for the fiscal year ending December 31, 2010.

During the Company’s fiscal years ended December 31, 2009 and 2008 and the subsequent interim period from January 1, 2010 through April 2, 2010, the Company did not consult Grant Thornton in regards to the Company’s financial statements, which were audited by Witt Mares as its independent registered public accounting firm, with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that might be rendered on the Company’s financial statements or (3) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction thereto) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter, dated April 8, 2010, from Witt Mares, PLC to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2010

XENITH BANKSHARES, INC.

By:	/S/ THOMAS W. OSGOOD
Thomas W. Osgood
Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit

16.1	Letter, dated April 8, 2010, from Witt Mares, PLC to the Securities and Exchange Commission.

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